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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 10, 1997



                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)



              Delaware                                         333-4911                                   59-3284026
---------------------------------------        ----------------------------------------        ---------------------------------
    (State or Other Jurisdiction                       (Commission File Number)                        (I.R.S. Employer
          of Incorporation)                                                                           Identification No.)




    3450 Buschwood Park Drive
         Tampa Florida                                                                                        33618
---------------------------------                                                              ---------------------------------
     (Address of Principal                                                                                 (Zip Code)
       Executive Offices)



        Registrant's telephone number, including area code (813) 932-2211


                                    No Change
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

                  In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1997-2, described in a Prospectus Supplement to be dated as of January 16, 1997, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits:

        99.1         Related Computational Materials furnished by Bear, Stearns
                     & Co. Inc.

        99.2 Related Computational Materials furnished by Paine Webber Incorporated

        99.3 Related Computational Materials furnished by Nomura Securities International, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMC SECURITIES, INC. as
                                                Depositor




                                       By:      /s/ Thomas Middleton
                                           --------------------------------
                                                Name:  Thomas Middleton
                                                Title: President and Chief
                                                          Operating Officer




Dated:  March 10, 1997

                                  EXHIBIT INDEX


Exhibit No.     Description                                             Page No.

99.1            Related Computational Materials furnished by Bear,
                Stearns & Co. Inc.

99.2            Related Computational Materials furnished by
                Paine Webber Incorporated

99.3 Related Computational Materials furnished by Nomura Securities International, Inc.